November 30, 2002
Oppenheimer Select Managers
Jennison Growth
Fund

                                 Annual Report
                                 -------------
                                   Management
                                  Commentaries

Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

                                     [LOGO]
                               OppenheimerFunds[R]
                             The Right Way to Invest

HIGHLIGHTS
Fund Objective
Oppenheimer Select Managers Jennison Growth Fund seeks long-term growth of capital.

    CONTENTS

 1  Narrative by Your Fund's Managers

 3  Fund Performance

 9  Financial  Statements

27  Independent  Auditors' Report

28  Federal Income Tax Information

29  Trustees and Officers


Average Annual Total Returns*

          For the 1-Year Period
          Ended 11/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -24.18%      -28.54%
---------------------------------
Class B   -24.71       -28.47
---------------------------------
Class C   -24.62       -25.37
---------------------------------
Class N   -24.30       -25.05
---------------------------------
Class Y   -24.04
---------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

OPPENHEIMER SELECT MANAGERS
JENNISON GROWTH FUND

Narrative by Spiros Segalas, Kathleen McCarragher and Michel Del Balso, Portfolio Managers

For the one-year period ended November 30, 2002, Oppenheimer Jennison Growth Fund Class A shares returned -24.18% without sales charge, compared to a return of -16.51% for its benchmark, the Standard & Poor's (S&P) 500 Index. 1
   As we are all painfully aware, these have been, for the most part, very difficult times in the equity markets. In addition to the recession of last year, the markets are contending with the terrorist uncertainty, the instability in the Middle East and the continuous stream of revelations about corporate misbehavior and the damage that it is doing to many companies. Everywhere we look, especially in newspapers and on TV, while the positive current facts are being reported, it is the negative possibilities that are being emphasized. This is clearly having an impact on public psychology as seen in the confidence polls. In fact, investors appear to us to be at, or close to, the level of pessimism that typically characterizes market bottoms.
   Starting in October 2002, the equity markets began to improve. Three primary factors helped stocks rally towards the end of the period. First, the major indices started from very low levels following difficult returns for most of the year. Second, we emerged from the third quarter earnings season with no major negative surprises. Lastly, concerns over the threat of war and terrorism temporarily subsided.
   The portfolio has been challenged as almost every sector in which it invests has posted a negative return. The areas of the portfolio that were hit the hardest on an absolute basis were Information Technology, Consumer Discretionary, and Health Care. Some of our biggest winners in the portfolio were 3M Co. and a top selling national newspaper. Investors placed a premium on shares of 3M as the company's earnings results benefited from internal cost initiatives, new product introduction and a strong financial position. Moreover, a new management team and weaker dollar were viewed as a positive for the stock. Our expectations for the stock remain favorable despite the difficult economic environment. The top national newspaper benefited from exposure to the correct segments of the advertising market translating into higher revenues and strong earnings growth. We believe that the company's stellar national growth trend is an important characteristic of our favorable fundamental outlook for the stock.
   On the negative side of the returns for the period, we were the most disappointed with the performance of Baxter International, Inc. Baxter's stock price dropped after management slightly lowered sales growth projections for the balance of 2002. The primary

1. For more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market" on page 3.

                            1 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

OPPENHEIMER SELECT MANAGERS
JENNISON GROWTH FUND

culprit for the slowdown is weak pricing for plasma-derived products. We have since sold off our holdings in Baxter.
   The recent rally in equities underscores our view that in the relative absence of accounting scandals, terror alerts and an impending war with Iraq, investors appreciate the uneven pace, but positive progress of the economic recovery and take advantage of the value proposition offered by the depressed stock market.
   Ultimately, the markets will go in the direction of economic activity and corporate profits. However, the pessimism and caution that pervades business strategy and capital spending and is beginning to weigh on the consumer, in large part, stems from issues like the threat of war with Iraq. We believe that these are near term concerns that cloud the long-term favorable fundamentals underpinning this recovery. Therefore, we believe that investors will be rewarded if they focus on the fact that we are further along the gradual process of an earnings recovery and a return to normalized growth rates, than we are toward any significant retreat back into deteriorating fundamentals.
   We believe our team's in-depth stock selection process, which involves meeting personally with the management of each company before we invest, will see our shareholders through market fluctuations over time. That's a big reason why Oppenheimer Select Managers Jennison Growth Fund remains an important part of The Right Way to Invest.

Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including the possible loss of principal amount invested.

                            2 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.
Management's Discussion of Performance. For the fiscal year ended November 30, 2002, Oppenheimer Select Managers Jennison Growth Fund, in a difficult market environment, produced negative absolute results and underperformed its benchmark, the Standard & Poor's (S&P) 500 Index. Overall, while almost every sector was down during the period, the Fund was hardest hit by its investments in the information technology, consumer discretionary and health care sectors. In the IT sector, the Fund's management positioned its IT holdings to include only the strongest names in the sector, believing these strong companies would benefit most from improving business conditions. The Consumer Discretionary sector continued to be the largest sector in the Fund, as the Fund's manager's had positive stock selection within the sector. However, the three sectors have all positively contributed to performance over the past two months during the markets run-up. While the Fund did have negative returns, it did manage to minimize losses from the telecom sector. A significant underweight and virtual non-participation in that sector over the past year limited negative returns from that sector for the period and helped overall Fund performance. The Fund's holdings, strategy and management are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2002. In the case of Class A, Class B, Class C and Class Y shares, performance is measured since the inception of the Fund on February 16, 2001. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
   The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market.
   Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                            3 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FUND PERFORMANCE

CLASS A SHARES
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                  Oppenheimer Select Managers
                  Jennison Growth Fund
                  (Class A)                         S&P 500

2/16/01           9,425                             10,000
2/28/01           8,954                             10,000
5/31/01           9,105                             10,162
8/31/01           7,757                              9,203
11/30/01          8,068                              9,283
2/28/02           7,681                              9,094
5/31/02           7,116                              8,756
8/31/02           5,994                              7,548
11/30/02          6,117                              7,750

Average Annual Total Returns of Class A Shares of the Fund at 11/30/02* 1-Year -28.54% Since Inception -24.03%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                  Oppenheimer Select Managers
                  Jennison Growth Fund
                  (Class B)                         S&P 500

2/16/01           10,000                            10,000
2/28/01            9,490                            10,000
5/31/01            9,630                            10,162
8/31/01            8,180                             9,203
11/30/01           8,500                             9,283
2/28/02            8,080                             9,094
5/31/02            7,470                             8,756
8/31/02            6,280                             7,548
11/30/02           6,144                             7,750

Average Annual Total Returns of Class B Shares of the Fund at 11/30/02* 1-Year -28.47% Since Inception -23.84%

*See Notes on page 7 for further details.
The performance information for the S&P 500 in the graphs begins on 2/28/01 for Class A, Class B, Class C, Class N and Class Y shares. Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                            4 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                  Oppenheimer Select Managers
                  Jennison Growth Fund
                  (Class C)                         S&P 500

2/16/01           10,000                            10,000
2/28/01            9,490                            10,000
5/31/01            9,630                            10,162
8/31/01            8,180                             9,203
11/30/01           8,490                             9,283
2/28/02            8,080                             9,094
5/31/02            7,470                             8,756
8/31/02            6,280                             7,548
11/30/02           6,400                             7,750

Average Annual Total Returns of Class C Shares of the Fund at 11/30/02* 1-Year -25.37% Since Inception -22.08%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                  Oppenheimer Select Managers
                  Jennison Growth Fund
                  (Class N)                        S&P 500

3/1/01            10,000                           10,000
5/31/01           10,201                           10,162
8/31/01            8,677                            9,203
11/30/01           9,016                            9,283
2/28/02            8,582                            9,094
5/31/02            7,947                            8,756
8/31/02            6,698                            7,548
11/30/02           6,825                            7,750

Average Annual Total Returns of Class N Shares of the Fund at 11/30/02* 1-Year -25.05% Since Inception -19.64%

                            5 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FUND PERFORMANCE

CLASS Y SHARES
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Select Managers Jennison Growth Fund (Class Y)
     S&P 500

[LINE CHART]
                  Oppenheimer Select Managers
                  Jennison Growth Fund
                  (Class Y)                        S&P 500

2/16/01           10,000                           10,000
2/28/01            9,500                           10,000
5/31/01            9,670                           10,162
8/31/01            8,230                            9,203
11/30/01           8,570                            9,283
2/28/02            8,160                            9,094
5/31/02            7,570                            8,756
8/31/02            6,380                            7,548
11/30/02           6,510                            7,750

Average Annual Total Returns of Class Y Shares of the Fund at 11/30/02* 1-Year -24.04% Since Inception -21.33%

*See Notes on page 7 for further details.
The performance information for the S&P 500 in the graphs begins on 2/28/01 for Class A, Class B, Class C, Class N and Class Y shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                            6 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.Oppenheimerfunds.Com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 2/16/01. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                            7 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

                              Financial Statements
                                   Pages 9-26

                            8 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF INVESTMENTS  November 30, 2002

                                                                   Market Value
                                                          Shares     See Note 1
===============================================================================
 Common Stocks--93.1%
-------------------------------------------------------------------------------
 Consumer Discretionary--22.9%
-------------------------------------------------------------------------------
 Automobiles--1.5%
 Harley-Davidson, Inc.                                     3,100     $  150,474
-------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.6%
 Marriott International, Inc., Cl. A                       4,200        150,150
-------------------------------------------------------------------------------
 Starbucks Corp. 1                                         4,700        102,178
                                                                     ----------
                                                                        252,328

-------------------------------------------------------------------------------
 Internet & Catalog Retail--0.7%
 USA Interactive, Inc. 1                                   2,500         69,500
-------------------------------------------------------------------------------
 Media--6.4%
 Clear Channel Communications, Inc. 1                        300         13,038
-------------------------------------------------------------------------------
 New York Times Co., Cl. A                                 2,800        134,512
-------------------------------------------------------------------------------
 Omnicom Group, Inc.                                         900         61,245
-------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A 1                   4,800        154,272
-------------------------------------------------------------------------------
 Viacom, Inc., Cl. B 1                                     5,700        267,957
                                                                     ----------
                                                                        631,024

-------------------------------------------------------------------------------
 Multiline Retail--7.1%
 Costco Wholesale Corp. 1                                  4,200        135,660
-------------------------------------------------------------------------------
 Kohl's Corp. 1                                            4,000        274,000
-------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                     5,200        281,632
                                                                     ----------
                                                                        691,292

-------------------------------------------------------------------------------
 Specialty Retail--4.6%
 Bed Bath & Beyond, Inc. 1                                 4,900        169,981
-------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                         3,700        153,550
-------------------------------------------------------------------------------
 Tiffany & Co.                                             4,500        127,710
                                                                     ----------
                                                                        451,241

-------------------------------------------------------------------------------
 Consumer Staples--5.5%
-------------------------------------------------------------------------------
 Beverages--2.3%
 Anheuser-Busch Cos., Inc.                                 2,300        112,976
-------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                       2,500        114,100
                                                                     ----------
                                                                        227,076

-------------------------------------------------------------------------------
 Food & Drug Retailing--1.1%
 Walgreen Co.                                              3,600        103,644
-------------------------------------------------------------------------------
 Household Products--1.1%
 Procter & Gamble Corp. (The)                              1,300        109,200
-------------------------------------------------------------------------------
 Personal Products--1.0%
 Gillette Co.                                              3,400        103,088

                            9 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF INVESTMENTS  CONTINUED


                                                                   Market Value
                                                          Shares     See Note 1
-------------------------------------------------------------------------------
 ENERGY--4.1%
-------------------------------------------------------------------------------
 Energy Equipment & Services--2.3%
 Schlumberger Ltd.                                         5,000     $  221,250
-------------------------------------------------------------------------------
 Oil & Gas--1.8%
 TotalFinaElf SA, Sponsored ADR                            2,700        180,225
-------------------------------------------------------------------------------
 Financials--16.0%
-------------------------------------------------------------------------------
 Banks--1.6%
 Bank One Corp.                                            3,900        154,011
-------------------------------------------------------------------------------
 Diversified Financials--8.8%
 American Express Co.                                      5,800        225,794
-------------------------------------------------------------------------------
 Citigroup, Inc.                                           7,100        276,048
-------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The)                           2,500        197,175
-------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                 3,600        156,600
                                                                     ----------
                                                                        855,617

-------------------------------------------------------------------------------
 Insurance--5.6%
 American International Group, Inc.                        4,500        293,175
-------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                   2,400        117,744
-------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                    1,700        140,658
                                                                     ----------
                                                                        551,577

-------------------------------------------------------------------------------
 Health Care--15.5%
-------------------------------------------------------------------------------
 Biotechnology--5.8%
 Amgen, Inc. 1                                             4,800        226,560
-------------------------------------------------------------------------------
 Genentech, Inc. 1                                         3,200        105,600
-------------------------------------------------------------------------------
 Medimmune, Inc. 1                                         2,700         71,226
-------------------------------------------------------------------------------
 Wyeth                                                     4,300        165,249
                                                                     ----------
                                                                        568,635

-------------------------------------------------------------------------------
 Health Care Providers & Services--1.7%
-------------------------------------------------------------------------------
 AmerisourceBergen Corp.                                   1,500         87,030
-------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                                  1,000         81,450
                                                                     ----------
                                                                        168,480

-------------------------------------------------------------------------------
 Pharmaceuticals--8.0%
 Abbott Laboratories                                       5,100        223,278
-------------------------------------------------------------------------------
 Johnson & Johnson                                         4,500        256,590
-------------------------------------------------------------------------------
 Pfizer, Inc.                                              3,300        104,082
-------------------------------------------------------------------------------
 Pharmacia Corp.                                           3,400        143,820
-------------------------------------------------------------------------------
 Teva Pharmaceutical Industries Ltd., ADR                    600         47,436
                                                                     ----------
                                                                        775,206

                           10 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

                                                                   Market Value
                                                          Shares     See Note 1
-------------------------------------------------------------------------------
 Industrials--5.1%
-------------------------------------------------------------------------------
 Aerospace & Defense--3.1%
 Boeing Co.                                                1,400     $   47,600
-------------------------------------------------------------------------------
 Lockheed Martin Corp.                                     2,100        109,620
-------------------------------------------------------------------------------
 Northrop Grumman Corp.                                    1,500        145,365
                                                                     ----------
                                                                        302,585

-------------------------------------------------------------------------------
 Industrial Conglomerates--2.0%
 3M Co.                                                    1,500        194,775
-------------------------------------------------------------------------------
 Information Technology--21.1%
-------------------------------------------------------------------------------
 Communications Equipment--3.7%
 Cisco Systems, Inc. 1                                    16,200        241,704
-------------------------------------------------------------------------------
 Nokia Corp., Sponsored ADR, A Shares                      6,400        122,944
                                                                     ----------
                                                                        364,648

-------------------------------------------------------------------------------
 Computers & Peripherals--5.7%
 Dell Computer Corp. 1                                     7,400        211,640
-------------------------------------------------------------------------------
 Hewlett-Packard Co.                                      11,400        222,072
-------------------------------------------------------------------------------
 International Business Machines Corp.                     1,400        121,940
                                                                     ----------
                                                                        555,652

-------------------------------------------------------------------------------
 Semiconductor Equipment & Products--7.7%
 Applied Materials, Inc. 1                                 5,900        100,595
-------------------------------------------------------------------------------
 Intel Corp.                                              11,500        240,120
-------------------------------------------------------------------------------
 Novellus Systems, Inc. 1                                  1,600         58,064
-------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares               2,100         53,340
-------------------------------------------------------------------------------
 Texas Instruments, Inc.                                   8,400        168,924
-------------------------------------------------------------------------------
 Xilinx, Inc. 1                                            5,200        128,128
                                                                     ----------
                                                                        749,171

-------------------------------------------------------------------------------
 Software--4.0%
 Microsoft Corp. 1                                         6,800        392,224
-------------------------------------------------------------------------------
 Materials--2.9%
-------------------------------------------------------------------------------
 Paper & Forest Products--2.9%
 International Paper Co.                                   4,400        172,700
-------------------------------------------------------------------------------
 Weyerhaeuser Co.                                          2,200        115,720
                                                                     ----------
                                                                        288,420
                                                                     ----------
Total Common Stocks (Cost $9,333,773)                                 9,111,343

                           11 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                     PRINCIPAL     MARKET VALUE
                                                      AMOUNT         SEE NOTE 1
===============================================================================
 JOINT REPURCHASE AGREEMENTS--6.8%
 Undivided interest of 0.15% in joint repurchase
 agreement (Market Value $453,323,000) with Banc
 One Capital Markets, Inc., 1.29%, dated 11/29/02,
 to be repurchased at $668,072 on 12/2/02,
 collateralized by U.S. Treasury Nts.,
 1.875%--7%, 3/31/03--8/15/11, with A value of
 $408,234,710 and U.S. Treasury Bonds,
 6.25%--10.625%, 8/15/15--8/15/23, with a
 value of $55,304,803 (Cost $668,000)                 $668,000         $668,000

-------------------------------------------------------------------------------
 Total Investments, at Value (Cost $10,001,773)           99.9%       9,779,343
-------------------------------------------------------------------------------
 Other Assets Net of Liabilities                           0.1            5,435
                                                      -------------------------
 Net Assets                                             100.0%       $9,784,778
                                                      =========================




Footnotes to Statement of Investments
1. Non-income producing security.
See accompanying Notes to Financial Statements.

                           12 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES NOVEMBER 30, 2002

===============================================================================
 ASSETS
 Investments, at value (cost $10,001,773)
  --see accompanying statement                                       $9,779,343
-------------------------------------------------------------------------------
 Cash                                                                     6,609
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                        46,231
 Shares of beneficial interest sold                                      24,190
 Interest and dividends                                                  10,446
 Other                                                                    1,098
                                                                     ----------
 Total assets                                                         9,867,917

===============================================================================
 Liabilities
 Payables and other liabilities:
 Investments purchased                                                   58,629
 Shareholder reports                                                      7,595
 Legal, auditing and other professional fees                              7,660
 Transfer and shareholder servicing agent fees                            4,774
 Distribution and service plan fees                                       1,719
 Shares of beneficial interest redeemed                                     796
 Trustees' compensation                                                     338
 Other                                                                    1,628
                                                                     ----------
 Total liabilities                                                       83,139

===============================================================================
 Net Assets                                                          $9,784,778
                                                                     ==========

===============================================================================
 Composition of Net Assets
 Paid-in capital                                                    $12,581,386
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions            (2,574,178)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                            (222,430)
                                                                     ----------
 Net Assets                                                          $9,784,778
                                                                     ==========

                           13 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  CONTINUED

===============================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,980,878 and 767,137 shares of beneficial interest
outstanding)                                                              $6.49
Maximum offering price per share (net asset
value plus sales charge of 5.75% of offering price)                       $6.89
-------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $1,296,032 and 202,489 shares
of beneficial interest outstanding)                                       $6.40
-------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $2,194,281 and 343,031 shares
of beneficial interest outstanding)                                       $6.40
-------------------------------------------------------------------------------
Class N Shares: Net asset value, redemption price
(excludes applicable contingent deferred sales charge) and
offering price per share (based on net assets of $1,312,936
and 203,494 shares of beneficial interest outstanding)                    $6.45
-------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $651 and 100 shares of beneficial
interest outstanding)                                                     $6.51

See accompanying Notes to Financial Statements.

                           14 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED NOVEMBER 30, 2002

===============================================================================
INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $375)               $    65,038
-------------------------------------------------------------------------------
 Interest                                                                 8,646
                                                                    -----------
 Total investment income                                                 73,684

===============================================================================
 Expenses
 Management fees                                                         76,321
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                  2,332
 Class B                                                                  6,176
 Class C                                                                 15,244
 Class N                                                                  5,143
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 21,939
 Class B                                                                  4,300
 Class C                                                                  7,131
 Class N                                                                  6,931
 Class Y                                                                    867
-------------------------------------------------------------------------------
 Shareholder reports                                                     18,192
-------------------------------------------------------------------------------
 Legal, auditing and other professional fees                             10,669
-------------------------------------------------------------------------------
 Trustees' compensation                                                   3,864
-------------------------------------------------------------------------------
 Custodian fees and expenses                                                 32
-------------------------------------------------------------------------------
 Other                                                                    2,689
                                                                    -----------
 Total expenses                                                         181,830
 Less voluntary reimbursement of expenses                               (30,828)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Classes A, B, C and N                            (10,920)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                             (863)
                                                                    -----------
 Net expenses                                                           139,219

===============================================================================
 Net Investment Loss                                                    (65,535)

===============================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                         (1,916,063)
 Closing and expiration of option contracts written                         754
                                                                    -----------
 Net realized loss                                                   (1,915,309)
-------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                  (167,888)
                                                                    -----------
 Net realized and unrealized loss                                    (2,083,197)

===============================================================================
 Net Decrease in Net Assets Resulting from Operations               $(2,148,732)
                                                                    ============



See accompanying Notes to Financial Statements.

                           15 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED NOVEMBER 30,                                       2002     2001 1
==============================================================================
 OPERATIONS
 Net investment loss                                    $  (65,535) $  (24,066)
------------------------------------------------------------------------------
 Net realized loss                                      (1,915,309)   (658,869)
------------------------------------------------------------------------------
 Net change in unrealized depreciation                    (167,888)    (54,542)
                                                        ----------------------
 Net decrease in net assets resulting from operations   (2,148,732)   (737,477)

==============================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                 1,078,766   5,943,697
 Class B                                                 1,055,537     372,738
 Class C                                                 1,628,681     952,832
 Class N                                                 1,252,822     368,914
 Class Y                                                        --          --

==============================================================================
 Net Assets

 Total increase                                          2,867,074   6,900,704
 Beginning of period                                     6,917,704      17,000 2
                                                        ----------------------
 End of period                                          $9,784,778  $6,917,704
                                                        ======================

1. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
2. Reflects the value of the Manager's initial seed money investment at December 22, 2000.

See accompanying Notes to Financial Statements.

                           16 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                 CLASS A             CLASS B             CLASS C
                                                    Year                Year                Year
                                                   Ended               Ended               Ended
                                                Nov. 30,            Nov. 30,            Nov. 30,
                                          2002    2001 1      2002    2001 1      2002    2001 1
=================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period    $8.56    $10.00     $8.50    $10.00     $8.49    $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                      (.04)     (.03)     (.02)     (.06)     (.06)     (.02)
 Net realized and unrealized loss        (2.03)    (1.41)    (2.08)    (1.44)    (2.03)    (1.49)
                                         --------------------------------------------------------
 Total from investment operations        (2.07)    (1.44)    (2.10)    (1.50)    (2.09)    (1.51)
-------------------------------------------------------------------------------------------------
 Net asset value, end of period          $6.49     $8.56     $6.40     $8.50     $6.40     $8.49
                                         ========================================================
=================================================================================================
 Total Return, at Net Asset Value 2     (24.18)%  (14.40)%  (24.71)%  (15.00)%  (24.62)%  (15.10)%

=================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                         $4,981    $5,234    $1,296      $354    $2,194      $968
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)      $4,862    $4,683    $  620      $221    $1,528      $232
-------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                     (0.59)%   (0.50)%   (1.29)%   (1.37)%   (1.32)%   (1.31)%
 Expenses                                 1.89%     1.44%     3.08%     2.45%     2.86%     2.46%
 Expenses, net of voluntary reimbursement
 of expenses and/or voluntary waiver of
 transfer agent fees                      1.39%     1.44%     2.51%     2.24%     2.31%     2.10%
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                    77%       56%       77%       56%       77%       56%

1. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                           17 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FINANCIAL HIGHLIGHTS  CONTINUED

                                                           CLASS N             CLASS Y
                                                              Year                Year
                                                             Ended               Ended
                                                          Nov. 30,            Nov. 30,
                                                    2002    2001 1      2002    2001 2
========================================================================================
 Per Share Operating Data
 Net asset value, beginning of period             $ 8.52     $9.45    $ 8.57    $10.00
----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                (.05)     (.02)     (.03)     (.03)
 Net realized and unrealized loss                  (2.02)     (.91)    (2.03)    (1.40)
                                                   -------------------------------------
 Total from investment operations                  (2.07)     (.93)    (2.06)    (1.43)
----------------------------------------------------------------------------------------
 Net asset value, end of period                    $6.45     $8.52     $6.51    $ 8.57
                                                   =====================================

========================================================================================
 Total Return, at Net Asset Value 3               (24.30)%   (9.84)%  (24.04)%  (14.30)%

========================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $1,313      $361        $1        $1
----------------------------------------------------------------------------------------
 Average net assets (in thousands)                $1,031      $122        $1        $1
----------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                               (0.82)%   (0.90)%   (0.41)%   (0.38)%
 Expenses                                           2.56%     1.98%    88.09%   501.48%
 Expenses, net of voluntary reimbursement
 of expenses and/or voluntary waiver of
 transfer agent fees                                2.01%     1.71%     1.43%     1.25%
----------------------------------------------------------------------------------------
 Portfolio turnover rate                              77%       56%       77%       56%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                           18 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Select Managers Jennison Growth Fund (the Fund), a series of Oppenheimer Select Managers, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Jennison Associates LLC (the Sub-Advisor).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                           19 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009        $  637,074
                              2010         1,804,042
                              Total       $2,441,116
                                          ==========
 As of November 30, 2002, the Fund had approximately $110,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $65,535. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

                           20 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss   $(2,574,178)
                 Net unrealized depreciation        (222,430)
                                                 ------------
                 Total                           $(2,796,608)
                                                 ============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           21 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED

================================================================================

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                  Year Ended November 30, 2002  Period Ended November 30, 2001 1
                          Shares        Amount            Shares         Amount
--------------------------------------------------------------------------------
Class A
Sold                     215,428    $1,516,617           618,231     $6,011,437
Redeemed                 (59,923)     (437,851)           (7,999)       (67,740)
                         -------------------------------------------------------
Net increase             155,505    $1,078,766           610,232     $5,943,697
                         =======================================================
--------------------------------------------------------------------------------
Class B
Sold                     178,140    $1,172,929            53,558     $  474,235
Redeemed                 (17,259)     (117,392)          (12,050)      (101,497)
                         -------------------------------------------------------
Net increase             160,881    $1,055,537            41,508     $  372,738
                         =======================================================
--------------------------------------------------------------------------------
Class C
Sold                     261,409    $1,843,044           117,610     $  985,629
Redeemed                 (32,313)     (214,363)           (3,775)       (32,797)
                         -------------------------------------------------------
Net increase             229,096    $1,628,681           113,835     $  952,832
                         =======================================================
--------------------------------------------------------------------------------
Class N
Sold                     193,853    $1,476,441            43,880     $  380,385
Redeemed                 (32,720)     (223,619)           (1,519)       (11,471)
                         -------------------------------------------------------
Net increase             161,133    $1,252,822            42,361     $  368,914
                         =======================================================
--------------------------------------------------------------------------------
Class Y
Sold                          --    $       --                --     $       --
Redeemed                      --            --                --             --
                         -------------------------------------------------------
Net increase (decrease)       --    $       --                --     $       --
                         =======================================================

 1. For the period from February 16, 2001 (inception of offering) to November 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares.


================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $10,389,327 and $5,857,931, respectively.

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $10,024,841 was composed of:

                     Gross unrealized appreciation   $ 266,294
                     Gross unrealized depreciation    (511,792)
                                                     ----------
                     Net unrealized depreciation     $(245,498)
                                                     ==========

                           22 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.95% of the first $300 million of average annual net assets of the Fund and 0.90% of average annual net assets in excess of $300 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained Jennison Associates LLC as the Sub-Advisor to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2002, the Manager paid $35,059 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002, Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate        Class A    Concessions    Concessions    Concessions    Concessions
                  Front-End      Front-End     on Class A     on Class B     on Class C     on Class N
              Sales Charges  Sales Charges         Shares         Shares         Shares         Shares
                 on Class A    Retained by    Advanced by    Advanced by    Advanced by    Advanced by
 Year Ended          Shares    Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
------------------------------------------------------------------------------------------------------
 November 30, 2002  $34,373        $10,966         $1,016        $38,831        $15,462        $12,938

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           23 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

 NOTES TO FINANCIAL STATEMENTS CONTINUED

4. Fees and Other Transactions with Affiliates CONTINUED

                           Class A       Class B         Class C        Class N
                        Contingent     Contingent     Contingent     Contingent
                          Deferred       Deferred       Deferred       Deferred
                     Sales Charges  Sales Charges  Sales Charges  Sales Charges
                       Retained by    Retained by    Retained by    Retained by
 Year Ended            Distributor    Distributor    Distributor    Distributor
-------------------------------------------------------------------------------
 November 30, 2002             $--         $3,447           $546           $530

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $2,332, all of which were paid by the Distributor to recipients, and included $349 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.
Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                 Distributor's
                                               Distributor's         Aggregate
                                                   Aggregate      Unreimbursed
                                                Unreimbursed     Expenses as %
              Total Payments  Amount Retained       Expenses     of Net Assets
                  Under Plan   by Distributor     Under Plan          of Class
------------------------------------------------------------------------------
Class B Plan         $ 6,176          $ 5,596       $ 64,956              5.01%
Class C Plan          15,244           12,258        315,521             14.38
Class N Plan           5,143            4,763        111,848              8.52

================================================================================
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                           24 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended November 30, 2002 was as follows:

                                        Call Options
                             ------------------------
                             Number of     Amount of
                             Contracts      Premiums
-----------------------------------------------------
 Options outstanding as of
 November 30, 2001                  --       $    --
 Options written                    18         2,919
 Options closed or expired         (18)       (2,919)
                             ------------------------
 Options outstanding as of
 November 30, 2002                  --         $  --
                             ========================


================================================================================
 6. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

                           25 | oppenheimer select managers Jennison Growth Fund

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 6. Borrowing and Lending Arrangements Continued
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the following interfund borrowing and lending arrangements went into effect. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

                           26 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
 To the Board of Trustees and Shareholders of Oppenheimer Select Managers Jennison Growth Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Jennison Growth Fund, which is a series of Oppenheimer Select Managers, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Managers Jennison Growth Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.



 Deloitte & Touche LLP

 Denver, Colorado
 December 20, 2002

                           27 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED


================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                           28 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

TRUSTEES AND OFFICERS


=========================================================================================================================
Name, Position(s) Held with        Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age       Held by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                        The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                           Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                    Formerly, Chief Executive Officer (until August 27, 2002) of
Chairman and Trustee               the Board II Funds, Vice Chairman (until January 2, 2002) of
(since 2001)                       OppenheimerFunds, Inc. (the Manager) and President and a
Age: 69                            director (until 1997) of Centennial Asset Management
                                   Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the
                                   OppenheimerFunds complex.

William L. Armstrong,              Chairman of the following private mortgage banking companies: Cherry Creek
Trustee (since 2001)               Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
Age: 65                            The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
                                   (since 1997); Chairman of the following private companies: Great Frontier
                                   Insurance (insurance agency) (since 1995) and Ambassador Media Corporation
                                   (since 1984); a director of the following public companies: Storage Technology
                                   Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc.
                                   (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family Entertainment
                                   (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc.
                                   (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991).
                                   Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                    Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner
Trustee (since 2001)               of private equity funds) (until February 2001); Chairman, President and Chief
Age: 71                            Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice
                                   Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards &
                                   Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                                   A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                   (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and
                                   A.G. Edwards Trust Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                   Formerly (until April 1999): Senior Vice President (from September 1987) and
Trustee (since 2001)               Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and
Age: 66                            Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since February 1992), Treasurer (since
                                   July 1991) Assistant Secretary and a director (since December 1991) of
                                   Centennial Asset Management Corporation; Vice President (since October 1989) and
                                   Treasurer (since April 1986) of HarbourView Asset Management Corporation (an
                                   investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an
                                   investment advisory subsidiary of the Manager); Vice President and Treasurer
                                   (since August 1978) and Secretary (since April 1981) of Shareholder Services,
                                   Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and
                                   Secretary (since November 1989) of Shareholder Financial Services, Inc. (a
                                   transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                   1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation);
                                   Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a
                                   holding company subsidiary of the Manager); Vice President and Treasurer (since
                                   July 1996) of Oppenheimer Real Asset Management, Inc. (an investment


                          29 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

TRUSTEES AND OFFICERS  Continued


George C. Bowen,                   advisory subsidiary of the Manager); Chief Executive Officer and director (since
Continued                          March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the
                                   Manager); Treasurer (since October 1997) of OppenheimerFunds International Ltd.
                                   and Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,                 A member of The Life Guard of Mount Vernon, (George Washington's home) (since
Trustee (since 2001)               2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its
Age: 64                            subsidiaries (a privately held biotech company); a partner with
                                   PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                                   (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                                   Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                     Chairman and Director (since 1998) of Rocky Mountain Elk
Trustee (since 2001)               Foundation (a not-for-profit foundation); and a director
Age: 60                            (since October 1999) of P.R. Pharmaceuticals (a privately
                                   held company) and UNUMProvident (an insurance company)
                                   (since June 1, 2002). Formerly Chairman and a director
                                   (until October 1996) and President and Chief Executive
                                   Officer (until October 1995) of the Manager; President,
                                   Chief Executive Officer and a director of Oppenheimer
                                   Acquisition Corp., Shareholders Services Inc. and
                                   Shareholder Financials Services, Inc. (until October 1995).
                                   Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                      A trustee or director of other Oppenheimer funds. Formerly (until October 1994)
Trustee (since 2001)               Mr. Freedman held several positions in subsidiary or affiliated companies of the
Age: 62                            Manager. Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,               Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2002)               Investment Fund (open-end investment companies); Director of MML Services (since
Age: 56                            April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
                                   (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                   (since February 2002); a trustee (since February 2000) of Monterey International
                                   Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                                   Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                   Foundation, the University of Michigan and Hartford Hospital. Formerly,
                                   President (February 1991-April 2000) ARCO Investment Management Company.
                                   Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                  Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S.
Trustee (since 2002)               Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization)
Age: 58                            (since 1986) and a trustee of the Gallagher Family Foundation (since 2000).
                                   Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly
                                   Colorado National Bank,) (July 1996-April 1, 1999) and a director of Commercial
                                   Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.



                           30 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND


F. William Marshall, Jr.,          Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2001)               Investment Fund (open-end investment companies); Trustee and Chairman (since May
Age: 60                            1987) of the investment committee for the Worcester Polytech Institute;
                                   President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of
                                   Springfield; Member of the investment committee of the Community Foundation of
                                   Western Massachusetts (since 1998). Formerly, Chairman (January 1999-July 1999)
                                   of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive
                                   Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS Bank
                                   (formerly Springfield Institution for Savings) and Executive Vice President
                                   (January 1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 41
                                   portfolios in the OppenheimerFunds complex.

=====================================================================================================================
INTERESTED TRUSTEE                 The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY
AND OFFICER                        10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                    Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee              (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                       other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                            Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                                   director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                   and a director (since July 2001) of Shareholder Services, Inc. and of
                                   Shareholder Financial Services, Inc.; President and a director (since July 2001)
                                   of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                   OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                                   Asset Management Corporation (since November 2001), HarbourView Asset Management
                                   Corporation and OFI Private Investments, Inc. (since July 2001); President
                                   (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                   Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                   Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                   Mutual Life Insurance Company (the Manager's parent company); a director (since
                                   June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief Operating Officer
                                   (September 2000-June 2001) of the Manager; President and trustee (November
                                   1999-November 2001) of MML Series Investment Fund and MassMutual Institutional
                                   Funds (open-end investment companies); a director (September 1999-August 2000)
                                   of C.M. Life Insurance Company; President, Chief Executive Officer and director
                                   (September 1999-August 2000) of MML Bay State Life Insurance Company; a director
                                   (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                   wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                   OppenheimerFunds complex.


                           31 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

TRUSTEES AND OFFICERS  Continued


=====================================================================================================================
OFFICERS                           The address of the Officers in the chart below is as follows: for Mr. Zack, 498
                                   Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way,
                                   Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Brian W. Wixted,                   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial     (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer             Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since 2001)                       Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 43                            Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                   Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                   Management, Inc. (since November 2000); Treasurer and Chief Financial Officer
                                   (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                   Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                   Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust
                                   Company-Mutual Fund Services Division. An officer of 85 portfolios in the
                                   OppenheimerFunds complex.

Robert G. Zack,                    Senior Vice President (since May 1985) and General Counsel (since February 2002)
Vice President and Secretary       of the Manager; General Counsel and a director (since November 2001) of
(since 2001)                       OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                            (since November 2001) of HarbourView Asset Management Corporation; Vice
                                   President and a director (since November 2000) of Oppenheimer Partnership
                                   Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                   November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                   Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                   Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                   Centennial Asset Management Corporation; a director (since November 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                   (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                   (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                   November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                   (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                   2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                   1985-November 2001), Shareholder Financial Services, Inc. (November
                                   1989-November 2001); OppenheimerFunds International Ltd. And Oppenheimer
                                   Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

                           32 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

OPPENHEIMER SELECT MANAGERS
JENNISON GROWTH FUND

A Series of Oppenheimer Select Managers
================================================================================
 Investment Advisor        OppenheimerFunds, Inc.

================================================================================
 Sub-Advisor               Jennison Associates LLC

================================================================================
 Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

================================================================================
 Independent Auditors      Deloitte & Touche LLP

================================================================================
 Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

================================================================================
 Legal Counsel to the      Mayer Brown Rowe & Maw
 Independent Trustees

                           For more complete information about Oppenheimer Select Managers Jennison Growth Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds website at www.oppenheimerfunds.com.


(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                           33 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

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RA0520.001.1102  January 29, 2003